Exhibit 10.4

STOCK PLEDGE AND SECURITY AGREEMENT

THIS STOCK PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated October 5, 2023, is made by FIRST GUARANTY BANCSHARES, INC., a Louisiana corporation having an address of 400 East Thomas Street, Hammond, Louisiana 70401 (“Pledgor”), in favor of SUMMIT COMMUNITY BANK, INC., a West Virginia state banking corporation having an address of 310 North Main Street, Moorefield, West Virginia 26836 (“Pledgee”).

RECITALS:

WHEREAS, effective as of the date hereof, Pledgee extended unto Pledgor (i) a loan up to a maximum principal amount of FORTY MILLION THREE HUNDRED TWELVE THOUSAND FIVE HUNDRED and
00/100 DOLLARS ($40,312,500.00) (the “Term Loan”), and (ii) a revolving line of credit in the maximum principal amount of TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00) (the “Line of Credit,” together with the Term Loan, the “Loans”), repayable together with interest thereon and upon those terms and conditions set forth in that certain promissory note from Pledgor to Pledgee in the principal amount of the Term Loan (the “Term Note”) and that certain promissory note from Pledgor to Pledgee in the principal amount of the Line of Credit (collectively, the “Notes”) and that certain Loan Agreement (the “Loan Agreement”), all of even date herewith;

WHEREAS, the Notes and the Loan Agreement, together with all agreements, instruments and documents executed or delivered in connection with the Loans or otherwise related thereto, as any of the foregoing have been amended, modified or restated from time to time, are sometimes collectively referred to herein as the “Loan Documents;”

WHEREAS, Pledgor owns 5,559,644 shares of the issued and outstanding stock of wholly-owned subsidiary, First Guaranty Bank, a Louisiana state banking corporation (the “Bank”), representing one hundred percent (100%) of the total issued and outstanding stock of the Bank; and

WHEREAS, Pledgor has received financial benefits from the Loans, and has agreed to pledge certain collateral to secure the Loans as inducement for Pledgee to make the Loans, and Pledgee agrees to grant the payment terms contemplated by the Loan Documents only on the condition that Pledgor grant to and create in favor of Pledgee, a security interest in and pledge of 4,832,899 shares of the common stock of the Bank owned by Pledgor representing 86.77% of the issued and outstanding shares of common stock of the Bank (the “Pledged Shares”).

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to incorporate the foregoing recitals and further agree as follows:

1.Pledge. Pledgor hereby grants a continuing first-priority lien and security interest in and pledges to Pledgee all of such Pledgor’s right, title and interest in and to the Pledged Shares, and all security entitlements of such Pledgor with respect thereto, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income, interest and distributions thereon (the “Collateral”).

2.Perfection of Security Interest. Pledgor shall (a) deliver to Pledgee for filing one or more financing statements in connection with the Collateral in the form required to properly perfect Pledgee’s security interest in the Collateral in all jurisdictions deemed appropriate by Pledgee, to the full extent that such security interest in the Collateral may be perfected by such a filing, (b) with respect to any Pledged Shares that are represented by a stock certificate (“Certificated Securities”), deliver to Pledgee such Certificated Securities, duly endorsed or subscribed in blank, or accompanied by appropriate stock powers or other instruments of transfer, pledge or assignment, (c) promptly take all other actions required to perfect the security interest of Pledgee in the Collateral under applicable law; and (d) cause to be delivered to Pledgee a Control Acknowledgment (as defined in Section 5.1 below), substantially similar to Exhibit A, attached hereto and incorporated herein by reference.

3.Obligations Secured. The Collateral secures the prompt, punctual and faithful performance of the obligations of the Bank and Pledgor, and the full and timely payment of the obligations of Pledgor in accordance with the terms of this Agreement, the Loan Agreement, the Notes, and the Loan Documents (collectively, the “Obligations”).

4.Representations and Warranties. Pledgor represents and warrants to Pledgee as follows:

4.1.All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable (except as provided in Section 262 of the Louisiana Banking Laws), and are subject to no options to purchase or similar rights of any person. Pledgor is not, and shall not become, a party to or otherwise be or become bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Shares with respect thereto.

4.2.Pledgor is the legal owner of the Collateral, which is registered in the name of such Pledgor.

4.3.Except as otherwise set forth herein, the Collateral is free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind; and such Pledgor will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance or any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral.

4.4.Pledgor has the right to Pledge and transfer the Collateral free of any liens and encumbrances.

4.5.There are no restrictions on the pledge or transfer of the Collateral, other than restrictions, if any, referenced on the face of any certificates evidencing the Collateral.

4.6.Giving effect to this Agreement, Pledgee has, with respect to all Collateral owned by Pledgor on the Closing Date, and will have with respect to any other property at any time hereafter acquired by Pledgor and pledged to Pledgee as Collateral hereunder, a valid, perfected and continuing first lien upon and security interest in the Collateral. All instruments of transfer are duly executed and provide Pledgee the authority they purport to confer. The grant and perfection of the security interests in the Pledged Shares for the benefit of Pledgee, in accordance with the terms hereof are not made in violation of the registration requirements of the Securities Act of 1933 (the “Securities Act”), any applicable provisions of other federal securities laws, state securities or “blue sky” laws, foreign securities law, or applicable general corporation law or any other applicable law.

4.7.Pledgor has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by Pledgee over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than Pledgee has control or possession of all or any part of the Collateral. Without limiting the foregoing, Pledgor has caused the Pledged Shares that are uncertificated to be registered in the name of Pledgee and all Certificated Securities representing or evidencing the Pledged Shares in existence on the date hereof have been delivered to Pledgee in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank.

4.8.Pledgor has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary action on its part. This Agreement has been duly and validly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights.

4.9.Except as required for perfection of the security interest in the Collateral as described herein, no permits, licenses, franchises, approvals, authorizations, qualifications or consents of, or registrations or filings with, governmental authorities, Pledgee or any other Person or entity are required in connection with the execution or delivery by Pledgor of, or the performance by Pledgor of its obligations under, this Agreement, except such as have been obtained or made and are in full force and effect.

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1.1.The execution and delivery of, and the performance by Pledgor of its obligations under this Agreement do not and will not result in a breach or constitute a violation of, conflict with, or constitute a default under, any of the organizational documents of Pledgor, or any law, regulation, order or judgment applicable to Pledgor or any agreement or instrument to which Pledgor or Bank is a party or by which Pledgor or Bank or any of their respective property is bound. The exercise by Pledgee of its rights and remedies hereunder does not violate any provision of the organizational documents of Pledgor, or any agreement or instrument to which Pledgor or Bank is a party or by which Pledgor or Bank or any of their respective property is bound, and upon Pledgee’s exercise of its remedies, under such documents, Pledgee is entitled to (i) automatically become a shareholder of the Bank and exercise all rights and powers of a shareholder to the same effect as Pledgor was entitled prior to Pledgee’s exercise of its remedies, (ii) receive all dividends to the same effect as Pledgor was entitled prior to Pledgee’s exercise of its remedies, and (iii) to control and manage the Bank, to the same effect as Pledgor was entitled prior to Pledgee’s exercise of its remedies.

5.Covenants.

5.1.Pledgor agrees that simultaneously herewith, it shall (i) execute and deliver to the Bank a Control Acknowledgment and Agreement (“Control Acknowledgment”) substantially in the form of Exhibit A hereto, and (ii) cause the Bank to acknowledge in writing its receipt and acceptance thereof.

5.2.Pledgor shall defend Pledgee’s right, title and interest in and to the Collateral against the claims and demands of all other Persons.

5.3.Except for the transfer effected by this Agreement, Pledgor shall not transfer the Collateral, or any portion thereof, or suffer or permit any transfer thereof to occur. Any transfer made in violation of the foregoing provisions shall be an immediate Event of Default hereunder without notice or opportunity to cure and shall be void and of no force and effect, and upon demand of Pledgee, shall forthwith be cancelled or satisfied by an appropriate instrument in writing.

5.4.Pledgor shall not allow the Bank, without the prior written consent of Pledgee, to (a) amend any provision of its governing documents, (b) dissolve, liquidate, wind-up, merge or consolidate with any other entity, or (c) transfer any of its respective assets and properties to any person outside the ordinary course of business, in each case in any way that could reasonably be expected to have a material adverse effect on the Collateral.

5.5.Pledgor shall not create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral other than as permitted by the Loan Documents, and if Pledgor fails to do so, Pledgee may, but shall be under no obligation to, without waiving or releasing any obligation or liability of Pledgor hereunder or any Event of Default, at any time thereafter to make such payment or any part thereof, obtain such discharge or otherwise defend Pledgor’s title to the Collateral.

5.6.Pledgor shall not relocate its chief executive office and/or principal place of business to a new location without first notifying Pledgee by giving at least ten (10) days’ prior written notice.

5.7.Pledgor hereby appoints Pledgee Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time during the continuance of an Event of Default (defined in Section 6 below) in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but Pledgee shall not be obligated to and shall have no liability to Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

6.Events of Default. The occurrence of any one or more of the following shall be an “Event of Default” hereunder:

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6.1.Default Under Related Agreements. The occurrence of an Event of Default under the Notes, the Loan Agreement or any of the Loan Documents, beyond any applicable grace, notice or cure period contained therein.

6.2.Failure to Observe Covenants. The failure of Pledgor to keep, observe or perform any provisions of this Agreement, which failure is not cured and remedied within three (3) days unless such failure cannot reasonably be cured within said three (3) day period in which case Pledgor shall not be considered in default hereunder so long as Pledgor promptly commences such cure and diligently prosecutes the same until completion.

6.3.Representations; Warranties. If any representation, warranty or certificate furnished by Pledgor under or in connection with this Agreement shall, at any time, be materially false or incorrect.

7.Remedies Upon Default.

7.1.If any Event of Default shall have occurred and be continuing, Pledgee may, without any other notice to or demand upon Pledgor, assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to Pledgor at its notice address as provided in Section 11 thirty (30) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, Pledgee may sell such Collateral on such terms and to such purchaser(s) as Pledgee in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, Pledgee may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Pledgee arising out of the exercise by it of any rights hereunder. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither Pledgee nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

7.2.If any Event of Default shall have occurred and be continuing, all rights of Pledgor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 8 and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 9, shall immediately cease, and all such rights shall thereupon become vested in Pledgee, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

7.3.If any Event of Default shall have occurred and be continuing, any cash held by Pledgee as Collateral and all cash Proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by Pledgee to the payment of expenses incurred by Pledgee in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Pledgee hereunder, including reasonable attorneys' fees, and the balance of such proceeds shall be applied or set off against all or any part of the Obligations in such order as Pledgee shall elect. Any surplus of such cash or cash Proceeds held by Pledgee and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus. Pledgor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the

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Collateral are insufficient to pay the Obligations and the fees and other charges of any attorneys employed by Pledgee to collect such deficiency.

7.4.If Pledgee shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, Pledgor agrees that, upon request of Pledgee, Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

8.Voting Rights and Transfer. Prior to the occurrence of an Event of Default, Pledgor will have the right to exercise all voting rights with respect to the Collateral. At any time after the occurrence of an Event of Default and the expiration of any applicable grace, notice or cure period, if any, Pledgee may transfer any or all of the Collateral into its name and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless Pledgee expressly so indicates by written notice to Pledgor.

9.Distributions, Interest, and Premiums. Pledgor will have the right to receive all cash distributions, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default. At any time after the occurrence of an Event of Default, Pledgee shall be entitled to receive all cash or stock distributions, interest and premiums declared or paid on the Collateral.

10.Further Assurances. At any time and from time to time, upon demand of Pledgee, Pledgor will give, execute (if necessary), file and record any notice, financing statement, continuation statement, instrument, document or agreement that Pledgee may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable Pledgee to exercise or enforce its rights hereunder with respect to such security interest. Pledgee is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral without such Pledgor’s signature, naming any Pledgor as debtor and Pledgee as secured party.

11.Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the other party by registered or certified mail, return receipt requested with postage or registration or certification fees thereon prepaid addressed to the party at its address set forth below:

If to Pledgor:    First Guaranty Bancshares, Inc.
400 East Thomas Street Hammond, Louisiana 70401

Upon an Event of Default,
copy to:    Kevin E. Strachan
Fenimore Kay Harrison LLP 191 Peachtree St. NE, Ste. 849
Atlanta, Georgia 30303

If to Pledgee:    Summit Community Bank, Inc.
Attention: Lisa Dennison 310 North Main Street
Moorefield, West Virginia 26836

with copy to:    Drew A. Proudfoot, Esquire
Bowles Rice LLP
125 Granville Square, Suite 400 Morgantown, West Virginia 26501

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or to such other address or person any party may have specified, and a notice duly given to the other party as provided herein. Such notice, request, demand, waiver, consent or approval or other communication will be deemed to have been given as of the dates so delivered or mailed.

12.Preservation of Rights. No delay or omission on Pledgee’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Pledgee’s action or inaction impair any such right or power. Pledgee’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Pledgee may have under other agreements, at law or in equity. Security Interest Absolute. Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of Pledgee and liens and security interests hereunder, and all Obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)any change in the time, place or manner of payment of, or in any other term of, the Obligations, or any rescission, waiver, amendment or other modification of the Loan Agreement, this Agreement or any other agreement, including any increase in the Obligations resulting from any extension of additional credit or otherwise;

(c)any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Obligations;

(d)any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Obligations;

(e)any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(f)any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, Pledgor against Pledgee; or

(g)any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by Pledgee that might vary the risk of Pledgor or otherwise operate as a defense available to, or a legal or equitable discharge of, Pledgor or any other grantor, guarantor or surety.

13.Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor therefrom will be effective unless made in writing signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Pledgor in any case will entitle Pledgor to any other or further notice or demand in the same, similar or other circumstance.

15.Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among Pledgor and Pledgee with respect to the subject matter hereof. Notwithstanding the foregoing, this Agreement is to be entered into concurrently with and construed in conjunction with the Notes, the Loan Agreement and the Loan Documents.

16.Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Pledgor and Pledgee and their respective heirs, executors, administrators, successors and assigns; provided, however, that

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Pledgor may not assign this Agreement in whole or in part without Pledgee’s prior written consent and Pledgee at any time may assign this Agreement in whole or in part.

17.Interpretation. In this Agreement, unless Pledgee and Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include’ shall be deemed to be followed by the words “without limitation”. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

18.Indemnity. Pledgor agrees to jointly and severally indemnify Pledgee, and its respective heirs, representatives, and assigns (the “Indemnified Parties”) and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. Pledgor may participate at such Pledgor’s expense in the defense of any such claim, including the employment of counsel and the payment of all costs of litigation. Notwithstanding the preceding sentence, such Indemnified Party shall have the right to employ its own counsel and to determine its own defense of such action in any such case, but the fees and expenses of such counsel for such Indemnified Party shall be at the expense of Pledgor. In the event that Pledgor assumes the defense of such proceedings and employs counsel in connection therewith, Pledgor shall keep such Indemnified Party, Pledgee and their respective counsel currently informed of all material developments in such proceeding, including the provision of all documents requested by such Indemnified Party, Pledgee or their respective counsel. Neither such Indemnified Party nor Pledgee shall be liable for any settlement of such action effected without the prior written consent of such Indemnified Party, Pledgee and their respective counsel.

19.Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by Pledgee and will be deemed to be made in the State of West Virginia. THIS PLEDGE AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF PLEDGOR AND PLEDGEE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WEST VIRGINIA, EXCLUDING ITS CONFLICT OF
LAWS RULES. Pledgor hereby irrevocably consents to the exclusive jurisdiction of in state or federal court of Kanawha County, West Virginia, and consents that all service of process be sent by nationally recognized overnight courier service directed to Pledgor at such Pledgor’s address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent Pledgee from bringing any action, enforcing any award or judgment or exercising any rights against Pledgor individually, against any security or against any property of such Pledgor within any other county, state or other foreign or domestic jurisdiction. Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both Pledgee and such Pledgor. Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

20.WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE MUTUALLY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. PLEDGOR AND PLEDGEE MUTUALLY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Pledgor acknowledges that they have read and understood all the provisions of this Agreement, including the waiver of jury trial, and have been advised by counsel as necessary or appropriate.

[Signature page follows.]

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Stock Pledge and Security Agreement as of the day and year written above.

PLEDGOR:
FIRST GUARANTY BANCSHARES, INC.
a Louisiana corporation

By:             Alton B. Lewis, Jr.,
its President and Chief Executive Officer

PLEDGEE:
SUMMIT COMMUNITY BANK, INC.
a West Virginia banking corporation

By:             Lisa Dennison,
its Senior Vice President, Commercial Pledgee

Signature Page to Stock Pledge and Security Agreement

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Stock Pledge and Security Agreement as of the day and year written above.

PLEDGOR:
FIRST GUARANTY BANCSHARES, INC.
a Louisiana corporation

By:             Alton B. Lewis, Jr.,
its President and Chief Executive Officer

PLEDGEE:
SUMMIT COMMUNITY BANK, INC.
a West Virginia banking corporation

             its Senior Vice President, Commercial Pledgee

Signature Page to Stock Pledge and Security Agreement

EXHIBIT A TO
STOCK PLEDGE AND SECURITY AGREEMENT CONTROL ACKNOWLEDGMENT AND AGREEMENT
THE UNDERSIGNED, First Guaranty Bank, a Louisiana state bank (“Bank”) hereby executes this Control Acknowledgement and Agreement (this “Agreement”) and agrees, acknowledges and consents to the execution and delivery to Summit Community Bank, Inc., a West Virginia banking corporation (together with its successors, assignees, and designees for the purposes hereof, “Lender”), of the Stock Pledge and Security Agreement (the “Pledge Agreement”) dated October 5, 2023, made by First Guaranty Bancshares, Inc., a Louisiana corporation (“Pledgor”), as collateral security for the payment and performance of the Obligations described therein, and the assignment and pledge thereby to Lender by Pledgor of all of Pledgor’s right, title and interest to the Collateral described therein. All capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

1.Representations and Warranties. The undersigned represents and warrants that (a) the execution and delivery of the Pledge Agreement does not violate any of such undersigned’s articles of incorporation or bylaws (the “Governing Documents”) or any other agreement to which such undersigned is a party or by which any of the property of such undersigned is bound, (b) the undersigned has not entered into a control agreement perfecting a security interest in any of the Pledged Shares in favor of any other party, (c) the Collateral is not subject to any security interest or lien in favor of any Person other than Lender and has not been pledged, transferred or assigned to, and is not otherwise in the control of, any Person other than Lender, (d) the undersigned does not have any present claim, right of offset, or counterclaim against Pledgor under or with respect to the Collateral or otherwise under any of the undersigned’s Governing Documents, (e) Pledgor is not in default to the undersigned or otherwise under or in respect of any of their respective obligations under any of such undersigned’s Governing Documents, and (f) all of the representations and warranties of Pledgor made in the Pledge Agreement are true, accurate and complete in all material respects.

2.Covenants and Agreements.

a.Books and Records. The undersigned (i) simultaneously with execution hereof, shall cause all of its respective books and records to reflect the pledge of the Collateral to Lender and agrees not to consent to or to permit any transfer thereof or any other action that may be taken by Pledgor that might constitute an Event of Default so long as any of the Obligations remain outstanding, (ii) agrees that Lender and/or its representatives may, upon reasonable advance notice and at any reasonable time during normal business hours, inspect the books, records and properties of such undersigned.

b.UCC Matters. The undersigned confirms, agrees and acknowledges that (i) all of the Pledged Shares in the undersigned is and shall continue to be certificated securities in registered form within the meaning of, and governed by, Article 8 (including, without limitation, Section 8-106) of the UCC, (ii) such Pledged Shares is and shall continue to be evidenced by one (1) certificate issued to Pledgor, as its sole shareholder, (iii) that each such certificate has been validly issued and is fully paid for, (iv) that each such certificate represents and embodies all right, title and interest in and to the Pledged Shares, (v) that each such original certificate that has been physically delivered to Lender, was in the physical possession of Pledgor or First Horizon Bank at all times prior to such delivery to Lender, and has been duly indorsed in blank within the meaning of the UCC, (vi) that each such certificate has not been modified or amended and remains in full force and effect, (vii) that ownership of each such certificate is registered in the respective books and records of the undersigned in the name of Pledgor, subject only to the pledge thereof in favor of Lender as security for the Obligations, (viii) notwithstanding any provisions in the Governing Documents, Pledgor is hereby authorized and permitted to pledge, assign and grant a security interest in the Collateral in favor of Lender pursuant to the Pledge Agreement, (ix) this Agreement is intended to, and shall, provide Lender with “control” over the Collateral within the meaning of Articles 8 and 9 of the UCC, (x) it shall comply with all instructions relating to the Collateral originated by Lender without further authorization or consent from Borrower, the intention of such covenant being to comply with Section 8-106(c)(2) of the UCC, and (xi) no equity interest other than those represented and evidenced by such certificates in the undersigned is valid or will be recognized by the undersigned.

c.Governing Documents. The undersigned shall not suffer or permit its Governing Documents to be amended or modified without the prior written consent of Lender.

d.Notices; Defaults. The undersigned shall give Lender a copy of all notices, reports or communicates received or given pursuant to its Governing Documents promptly after the same shall have been received or contemporaneously with the giving thereof, as the case may be. The undersigned shall permit Lender the right to cure any default by Pledgor under the Governing Documents, and no notice of any default by Pledgor with respect to the Governing Documents shall be effective unless and until such notice has been received by Lender; provided, however, in no event shall Lender be obligated to cure such default. Lender shall have thirty (30) days in excess of the amount of time to cure any such default as given to Pledgor under the Governing Documents, as measured from the date notice of such default has been received by Lender.

e.Additional Representations, Warranties and Covenants. The undersigned each hereby:

i.acknowledge, represent and warrant that neither the execution and delivery of this Agreement nor the performance of any actions required hereunder is being consummated by the Bank with or as a result of any actual intent to hinder, delay or defraud any entity to which Bank is now or will hereafter become indebted;

ii.represent that the Bank does not have any intent (i) to file any voluntary petition in bankruptcy under any chapter of the Bankruptcy Code or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, or directly or indirectly to cause Pledgor or Bank to file any such petition or to seek any such relief, either at the present time, or at any time hereafter, or (ii) directly or indirectly to cause any involuntary petition under any chapter of the Bankruptcy Code to be filed against the Bank or directly or indirectly to cause the Bank to become the subject of any dissolution, liquidation or insolvency proceeding or any other proceeding pursuant to any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, either at the present time or at any time hereafter;

iii.acknowledge and agree that (i) the agreements and transactions evidenced by this Agreement and Pledge Agreement are in the best interests of Pledgor and Bank and the creditors of such Persons, and
(ii) the benefit to inure to such Persons pursuant to this Agreement and the Pledge Agreement constitute “reasonably equivalent value” (as such term is used in Section 548 of the Bankruptcy Code) and fair consideration, in exchange for the benefits to be provided by such Persons to Lender pursuant to this Agreement and the Pledge Agreement;

iv.acknowledge and agree that: (i) any voluntary bankruptcy petition filed by Pledgor or Bank or any involuntary bankruptcy petition caused to be filed by Pledgor, the Bank or any affiliate thereof against Bank or Pledgor (any such bankruptcy filing being hereinafter referred to as a “Bad Faith Filing”), or any other action by the Bank or such Persons or any of them to attempt in any manner to hinder, delay, impede, stay, void, rescind or nullify any lawful action taken by Lender to exercise its rights and remedies under this Agreement or Pledge Agreement, or at law or in equity, from and after the date hereof, or pursuant to any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar proceedings, would be in bad faith and contrary to the purposes of the bankruptcy laws, would be for the sole purpose of delaying, inhibiting or interfering with the exercise by Lender of its rights and remedies under this Agreement and the Pledge Agreement and would, in and of itself, constitute “cause” for relief from the automatic stay pursuant to the provisions of Section 362(d)(1) of the Bankruptcy Code; and (ii) in the event of any Bad Faith Filing by or against Pledgor, the Bank or their respective successors, successors- in-interest or assigns, Lender shall be entitled to obtain upon application therefor, and without further notice or action of any kind or nature whatsoever, an order prohibiting the use of Lender’s “cash collateral” (as such term is defined in Section 363 of the Bankruptcy Code) in connection with the Loan and an order granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so as to permit Lender to exercise all of its rights and remedies pursuant to this Agreement and the Pledge Agreement;

v.covenant not to directly or indirectly oppose or otherwise defend against Lender’s effort to obtain relief from the stay pursuant to subparagraph (iv) above, and covenant and agree that Lender shall be entitled to the lifting of the stay pursuant to subparagraph (iv) above without the necessity of an evidentiary hearing and without the necessity or requirement that Lender establish or prove the value of the Collateral, the lack of adequate protection of Lender’s interest in the Collateral, the lack of any reasonable prospect of reorganization with respect to the Bank or the Collateral or Pledgor’s lack of equity in the Collateral;

vi.agree that the waiver by Pledgor of the Section 362 automatic stay contained in the Bankruptcy Code pursuant to the subparagraphs above and the waiver of the Section 362 automatic and Section 105 supplemental stay contained in the Bankruptcy Code pursuant to subparagraph (s) below shall be unconditional and absolute, and agree never to directly or indirectly maintain before any court that such waiver of the automatic stay and supplemental stay should not be strictly enforced;

vii.represent, covenant and agree, in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against Pledgor or the Bank, not to assert or request any other Person to assert that the automatic stay provided by Section 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Agreement or the Pledge Agreement or any other rights Lender has under the Loan Documents, whether now or hereafter acquired, against Bank pursuant to this Agreement or against Pledgor or any Collateral; and further, in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against Pledgor or Bank, not to seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Acknowledgment or the Loan Documents, or at law or in equity, or any other rights Lender has, whether now or hereafter acquired, against Bank pursuant to this Agreement or against Pledgor, Bank or any Collateral;

viii.agree that (i) upon the occurrence and during the continuance of any Event of Default, all rights of Pledgor to exercise its voting rights in Bank shall automatically terminate and cease to exist and all such rights shall thereupon be automatically vested in Lender who shall thereupon have the sole and exclusive right to exercise such voting rights, and (ii) upon the commencement of one or more bankruptcy actions, not to propose, approve, vote for or acquiesce in a plan of reorganization concerning Pledgor or Bank, without the consent of Lender, or challenge or object on any basis whatsoever to the standing of Lender to be recognized as a creditor and/or party- in-interest in the bankruptcy actions or directly or indirectly participate in the violation or breach of any of the covenants or agreements contained in any of the Loan Documents;

ix.covenant and agree that it shall not take any action of any kind or nature whatsoever, either directly or indirectly, to oppose, impede, obstruct, hinder, frustrate, enjoin or otherwise interfere with the exercise by Lender of any of Lender’s rights and remedies against or with respect to the Loan, the Collateral or any of the other Loan Documents, including specifically, but without limitation, those rights and remedies contained in the Loan Agreement and/or the Pledge Agreement, at law or in equity, and shall not, either directly or indirectly, cause any other Person to take any of the foregoing actions;

x.covenant and agree to cooperate fully and completely with the exercise by Lender of any of Lender’s rights and remedies against or with respect to the Collateral or any of the Loan Documents, including specifically, but without limitation, those rights and remedies contained in the Loan Agreement and/or the Pledge Agreement and upon the occurrence and during the continuance of an Event of Default agree to follow the instructions of Lender with respect to the Collateral without the consent of Pledgor or any other Person;

xi.covenant and agree that it shall not issue any additional limited liability company interests, stock interests or securities without the prior written consent of Lender;

xii.covenant and agree that, for so long as the Loan is outstanding, the Pledged Shares cannot be transferred without Lender’s consent; and

xiii.give its consent to the foregoing matters in accordance with the Governing Documents and acknowledge and agree that Lender or any other purchaser of the Collateral at a foreclosure sale or subsequent conveyance thereof may hereafter become the sole member of Bank in accordance with the terms of the Pledge Agreement.

3.Events of Default; Sales of Collateral. The undersigned hereby agrees that during the continuance of an Event of Default, (a) all dividends and distributions will be made directly to Lender, (b) Lender shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral,
(c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Collateral or Lender’s security interests therein, including, without limitation, the right to declare any or all of the Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Pledged Shares or other Collateral into Lender’s name or the name of any designee or nominee of Lender, (d) Lender may dispose of the Collateral in accordance with Articles 8 and 9 of the UCC and the provisions of the Pledge Agreement, in which case, notwithstanding anything to the contrary in the Governing Documents,
(i) Lender, or its designee or assign, shall automatically be admitted as a shareholder, member or partner, as the case may be, of the undersigned and shall be entitled to receive all benefits and exercise all rights in connection therewith pursuant to the Governing Documents of the undersigned, (ii) the undersigned shall recognize Lender (or its designee or assign) as the successor in interest to Pledgor, and (iii) notwithstanding any provisions to the contrary in the Governing Documents, Lender shall not be required to pay any fees or other consideration of any type, or execute any documents, or be limited by any requirements or conditions whatsoever (regarding dividends or distributions receivable by Lender from the undersigned, Lender’s financial condition or otherwise), other than any such requirements, if any, that are expressly set forth in the Loan Documents.

4.No Liability. Notwithstanding the security interests of Lender in the Collateral or any of its rights hereunder, (a) Lender shall have no obligation or liability whatsoever for matters in connection with the Pledged Shares arising or occurring, directly or indirectly, prior to Lender’s (or its designee’s, successor’s or assign’s) becoming a shareholder, member or partner, as the case may be, of the undersigned, and except to the extent set forth in the Loan Documents, Pledgor shall have no liability for matters in connection with the Pledged Shares first occurring or arising after Lender’s (or its designee’s, successor’s or assign’s) acquisition through foreclosure of the Pledged Shares, and (b) Lender shall not be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned’s Governing Documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder.

5.Transfers. The undersigned acknowledges that the security interest of Lender in the Collateral and all of Lender’s rights and remedies under the Pledge Agreement may be freely transferred or assigned by Lender. In the event of any such transfer or assignment, all of the provisions of this Agreement shall inure to the benefit of the transferees, successors, and/or assigns of Lender. The provisions of this Agreement shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

6.Further Assurances. The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be reasonably necessary or proper to carry out and effect the terms of the Pledge Agreement and this Agreement.

7.Reliance. This Agreement is being given to induce Lender to accept the Pledge Agreement and with the understanding that Lender will rely hereon.

8.Counterparts. This Agreement and Acknowledgment may be executed in counterparts.

Pledgor hereby instructs Bank to act upon any instruction delivered to it by Lender with respect to the Collateral without seeking further instruction from Pledgor, and, by its execution hereof, the undersigned agrees to do so. Bank, by its written acknowledgement and acceptance hereof, hereby acknowledges receipt of a copy of the Pledge Agreement and hereby confirms that it has simultaneously herewith noted on its books the security interest granted to Lender under the Pledge Agreement. Bank also waives any rights or requirements at any time hereafter to receive an additional copy of such Pledge Agreement in connection with the registration of any Collateral in the name of Lender or its nominee or in connection with the exercise of voting rights by the Lender or its nominee.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be duly signed and delivered by its officer duly authorized as of this    day of September 2023.

PLEDGOR:

FIRST GUARANTY BANCSHARES, INC.
a Louisiana corporation

FORM ONLY
By:             Alton B. Lewis, Jr.,
its President and Chief Executive Officer

BANK:
FIRST GUARANTY BANK
a Louisiana banking corporation

FORM ONLY
By:

its